Annual Report December 31, 2001
--------------------------------------------------------------------------------

Oppenheimer
International Growth Fund/VA

A Series of Panorama Series Fund, Inc.



                                                 [logo] OppenheimerFunds(R)
                                                        The Right Way to Invest

Panorama Series Fund, Inc.--Oppenheimer International Growth Fund/VA

================================================================================
Objective

Panorama Series Fund, Inc.--Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing primarily in equity securities of companies worldwide whose primary stock market is located outside the United States.

================================================================================
Narrative by George Evans, Portfolio Manager

Against a backdrop of economic weakness and declining markets worldwide, Oppenheimer International Growth Fund/VA had a disappointing year. An acceleration of existing weaknesses in worldwide economies during the final quarter of the period had a negative impact on the Fund's holdings. As a result, the Fund underperformed its benchmark, the Morgan Stanley Capital International
(MSCI) EAFE Index.
         For several years, a strong economy in the United States had been the key to staving off worldwide recession. However, as early warning signs of a U.S. recession mounted, economies around the globe began to suffer. The September 11 terrorist attacks and military response only exacerbated this economic weakness.
         In Europe, signs of economic slowdown were evident all year long, although less so than in the United States. Tax cuts and the European Central Bank's decision to reduce interest rates a total of 1.5% in 2001 provided some economic stimulus. European companies also benefited from a weak euro relative to the U.S. dollar, allowing them to sell their products for less than their American competitors. After September, however, consumer spending slowed and unemployment rose.
         In Asia, Japan remained mired in a recession throughout the period. Unemployment continued to rise as the Nikkei Index continued to fall. The economic slowdown in the United States hurt already weak Asian markets, which supply many of the components used in technology-related manufacturing.
         The global economic slowdown had a positive effect, albeit a small, limited one, in the emerging markets, where lower global interest rates were a boon for businesses and consumers. Also, cash began to flow into the emerging markets as investors sought alternatives to faltering markets in the U.S. and Europe.(1)
         A primary factor in the Fund's underperformance was the concentration of its holdings in small- and mid-cap stocks. The Fund also owned fewer stocks than the average international fund, so a gain or loss for any single stock may have a greater impact on total return. The Fund initially paid for this concentration as the economy and markets deteriorated after mid-September. However, as markets rallied in October and November, the Fund was able to erase some of those losses sustained in late September.
         The economic downslide was damaging to technology stocks, where we had a sizable exposure, and to airline stocks. After September 11, our shares of Embraer, the Brazilian manufacturer of mid-sized jets, fared poorly as travel- and aerospace-related holdings tumbled. Likewise, Japan-based Imagineer and French-based Infogrames, both video game manufacturers, struggled right after September 11, but a new wave of products in the industry helped performance at the end of the period.(2)
         Generally, we maintained our positions, or added to them where prices were attractive. For instance, we continue to own Embraer. Long-term trends for this company are thought to be positive. Fewer travelers may increase demand for Embraer's jets, which, due to their smaller size, allow airlines to carry fewer passengers more economically.

In reviewing performance, please remember that past performance cannot guarantee future results. Because of ongoing market volatility, the Fund's performance may be subject to fluctuations, and current performance may be less than the results shown.
1. Investing in foreign securities entails additional expenses and risks, including foreign currency fluctuations.
2. Small- and mid-cap stocks, as well as technology stocks, may be more volatile than other equities.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


2                   Oppenheimer International Growth Fund/VA

Panorama Series Fund, Inc.--Oppenheimer International Growth Fund/VA


================================================================================
We also remained committed to our technology holdings. In selecting securities for the portfolio, we are guided in part by four long-term growth trends: mass affluence, new technologies, restructuring and aging. We believe our tech stocks may benefit from the second trend, new technologies. What's more, our core tech holdings fit our other investment criteria well; they are good companies, in good businesses, and available at good prices.
         While most market sectors showed weakness, the Fund's financial stocks performed well. As governments in the United States and Europe cut interest rates during the year, it prompted greater demand for consumer credit and mortgages. Meanwhile, consumer-staples stocks, long considered "recession-proof," also performed well.
         One of our strongest performers was Wella A.G., whose hair-coloring products fit the Fund's aging theme. Strong management and the weak euro allowed Wella to increase its market share.
         We also saw strength in Reed International plc, a mass-affluence theme holding, and in Nintendo Co., Ltd., a new-technologies stock. British media company Reed International is well positioned to profit from the information revolution through its specialized publications and "knowledge services" like LexisNexis.tm At Nintendo, the Japanese video game maker, a strong brand is matched by savvy management who understand pricing models and operate a tight ship on lean margins. Additionally, the video game industry has increased potential for earnings growth, thanks to a new generation of gaming systems and products launched recently by Nintendo, Microsoft and Sony Corp.
         Our outlook is positive. Since September 11, the American and Japanese central banks have pumped an unprecedented amount of capital into their respective economies. In addition, the cost of money, already low before September, has fallen even lower. We expect that, within a matter of months, these factors will positively impact the worldwide economic picture, as will increased spending by the U.S. Government. In addition, many businesses are closer to the end than the beginning of liquidating excess inventory, so we believe that earnings will not continue to decline as they did in 2001 and the prospects for growth stocks may improve.
         Until then, we will seek exceptional opportunities to buy--at very attractive prices--stocks of good companies with strong managements, in businesses that fit our long-term global investment themes. It is this ability to find long-term potential in the midst of near-term turmoil that has long made Oppenheimer International Growth Fund/VA part of The Right Way to Invest.

--------------------------------------------------------------------------------
Management's discussion of performance. During the 12 months that ended December 31, 2001, Oppenheimer International Growth Fund/VA delivered weaker performance than its benchmark, the MSCI EAFE Index. The Fund had a larger weighting in technology stocks, more specifically video game manufacturers, than the benchmark index. During the first nine months of the year, these technology holdings helped the Fund's performance. In the wake of the September terrorist attacks on the United States, however, equity markets around the world, already weak due to very slow economic growth, became even weaker. Technology stocks were particularly hard hit, while consumer staples and financial stocks, sectors where the Fund had below-average exposure, proved more resilient. Even with deteriorating market conditions, the Fund maintained its holdings and, even in some cases, added to these holdings due to attractive prices. The Fund's portfolio holdings, allocations and strategies are subject to change.

--------------------------------------------------------------------------------
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares held until December 31, 2001. In the case of Non-Service shares, performance is measured from inception of the Class on May 13, 1992. In the case of Service shares, performance is measured from inception of the Class on March 19, 2001. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
         The Fund is compared to the Morgan Stanley Capital International EAFE Index, which is an index including approximately 1,000 companies representing the stock markets of 18 countries. The average company has a market capitalization of over $3 billion. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data that follows shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                    Oppenheimer International Growth Fund/VA                   3

Panorama Series Fund, Inc.--Oppenheimer International Growth Fund/VA

Non-Service shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

---- Panorama Series Fund, Inc.--Oppenheimer International Growth Fund/VA Non-Service Shares

==== Morgan Stanley Capital International Europe, Australia & Far East (EAFE) Index

[line chart]

                Panorama Series Fund, Inc.--            Morgan Stanley Capital
              Oppenheimer International Growth     International Europe, Australia &
                 Fund/VA Non-Service Shares             Far East (EAFE) Index
05/13/92                10000                                   10000
06/30/92                 9800                                   10170
09/30/92                 9400                                   10333
12/31/92                 9568                                    9944
03/31/93                10399                                   11145
06/30/93                10815                                   12275
09/30/93                11260                                   13098
12/31/93                11654                                   13219
03/31/94                11654                                   13690
06/30/94                11761                                   14399
09/30/94                11981                                   14422
12/31/94                11822                                   14285
03/31/95                11713                                   14562
06/30/95                12256                                   14680
09/30/95                12795                                   15303
12/31/95                13039                                   15935
03/31/96                13719                                   16408
06/30/96                14196                                   16679
09/30/96                14196                                   16671
12/31/96                14768                                   16949
03/31/97                14556                                   16695
06/30/97                16317                                   18875
09/30/97                16669                                   18754
12/31/97                15965                                   17298
03/31/98                18577                                   19855
06/30/98                18819                                   20079
09/30/98                16391                                   17238
12/31/98                19062                                   20815
03/31/99                18818                                   21119
06/30/99                19441                                   21670
09/30/99                20937                                   22636
12/31/99                28664                                   26497
03/31/00                33421                                   26484
06/30/00                30139                                   25450
09/30/00                28796                                   23412
12/31/00                25961                                   22798
03/31/01                22772                                   19685
06/30/01                23139                                   19515
09/30/01                16895                                   16792
12/31/01                19650                                   17964

[end line chart]

Average Annual Total Return of Non-Service shares of the Fund at 12/31/01
1-Year -24.31%        5-Year 5.88%        Since Inception 7.26%

Service shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

---- Panorama Series Fund, Inc.--Oppenheimer International Growth Fund/VA
     Service Shares

==== Morgan Stanley Capital International Europe, Australia & Far East (EAFE)
     Index

[line chart]

                Panorama Series Fund, Inc.--            Morgan Stanley Capital
              Oppenheimer International Growth     International Europe, Australia &
                 Fund/VA Service Shares                 Far East (EAFE) Index
03/19/01                10000                                   10000
03/31/01                10164                                   10000
06/30/01                10328                                    9913
09/30/01                 7623                                    8530
12/31/01                 8852                                    9126

[end line chart]

Cumulative Total Return of Service shares of the Fund at 12/31/01
Since Inception -11.48%

Because of ongoing market volatility, the Fund's performance has been subject to fluctuations and current performance may be less than the results shown. For updates on the Fund's performance, please call us at 1.800.981.2871. Past performance is not predictive of future performance.

The inception dates of the Fund were 5/13/92 for the Non-Service shares and 3/19/01 for its Service shares. The performance information in the graphs for the Morgan Stanley Capital International EAFE Index begins on 4/30/92 in the first graph and on 3/31/01 for the second graph.

Total returns include changes in net asset value per share and do not include the charges associated with the separate account products which offer this Fund. Such performance would have been lower if such charges were taken into account.

Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Graphs are not drawn to same scale. An explanation of the calculation of the performance is in the Statement of Additional Information.


4                   Oppenheimer International Growth Fund/VA

Statement of Investments  December 31, 2001

                                                                                             Market Value
                                                                          Shares             See Note 1
=========================================================================================================
Common Stocks--99.1%
---------------------------------------------------------------------------------------------------------
Capital Goods--22.3%
---------------------------------------------------------------------------------------------------------
Aerospace/Defense--3.3%
Empresa Brasileira de Aeronautica SA (Embraer), Preference                   575,000         $  3,285,003
---------------------------------------------------------------------------------------------------------
Electrical Equipment--3.6%
Halma plc                                                                  1,027,000            2,301,831
---------------------------------------------------------------------------------------------------------
Toshiba Corp.                                                                372,000            1,277,278
                                                                                             ------------
                                                                                                3,579,109
---------------------------------------------------------------------------------------------------------
Industrial Services--10.3%
3i Group plc                                                                  75,700              946,944
---------------------------------------------------------------------------------------------------------
BTG plc(1)                                                                   108,500            1,187,490
---------------------------------------------------------------------------------------------------------
Hays plc                                                                     216,649              655,847
---------------------------------------------------------------------------------------------------------
Hyundai Heavy Industries Co. Ltd.                                             58,712            1,130,882
---------------------------------------------------------------------------------------------------------
ICTS International NV                                                         40,100              281,502
---------------------------------------------------------------------------------------------------------
Koninklijke Boskalis Westminster NV                                          149,600            4,009,436
---------------------------------------------------------------------------------------------------------
Technip-Coflexip SA, Sponsored ADR(1)                                         61,875            2,079,000
                                                                                             ------------
                                                                                               10,291,101
---------------------------------------------------------------------------------------------------------
Manufacturing--5.1%
FKI plc                                                                      232,613              626,308
---------------------------------------------------------------------------------------------------------
GSI Lumonics, Inc.(1)                                                         88,000              745,360
---------------------------------------------------------------------------------------------------------
Jenoptik AG                                                                  156,051            2,973,483
---------------------------------------------------------------------------------------------------------
Shire Pharmaceuticals Group plc(1)                                            62,800              786,032
                                                                                             ------------
                                                                                                5,131,183
---------------------------------------------------------------------------------------------------------
Communication Services--2.6%
---------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--1.5%
Matsushita Communication Industrial Co.(1)                                     9,283              251,447
---------------------------------------------------------------------------------------------------------
Videsh Sanchar Nigam Ltd., Sponsored ADR                                     126,901            1,218,250
                                                                                             ------------
                                                                                                1,469,697
---------------------------------------------------------------------------------------------------------
Telephone Utilities--1.1%
---------------------------------------------------------------------------------------------------------
Cable & Wireless plc(1)                                                       65,100              313,137
---------------------------------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA (Telemar)                               58,433,327              771,355
                                                                                             ------------
                                                                                                1,084,492
---------------------------------------------------------------------------------------------------------
Consumer Cyclicals--14.7%
---------------------------------------------------------------------------------------------------------
Autos & Housing--2.1%
Aucnet, Inc.                                                                  26,500              263,868
---------------------------------------------------------------------------------------------------------
Ducati Motor Holding SpA(1)                                                  400,000              644,650
---------------------------------------------------------------------------------------------------------
Porsche AG, Preferred                                                          2,054              780,750
---------------------------------------------------------------------------------------------------------
Solidere, GDR(1)(2)                                                          100,000              437,500
                                                                                             ------------
                                                                                                2,126,768
---------------------------------------------------------------------------------------------------------
Consumer Services--2.0%
Prosegur Compania de Seguridad SA                                             83,200            1,121,591
---------------------------------------------------------------------------------------------------------
Randstad Holding NV(1)                                                        64,500              858,016
                                                                                             ------------
                                                                                                1,979,607

                    Oppenheimer International Growth Fund/VA                   5

                                                                                             Market Value
                                                                          Shares             See Note 1
---------------------------------------------------------------------------------------------------------
Media--4.9%
Reed International plc                                                       285,000         $  2,364,297
---------------------------------------------------------------------------------------------------------
Wolters Kluwer NV                                                            110,721            2,523,801
                                                                                             ------------
                                                                                                4,888,098
---------------------------------------------------------------------------------------------------------
Retail: General--0.3%
Compagnie Financiere Richemont AG, A Units(1)                                 18,500              343,748
---------------------------------------------------------------------------------------------------------
Retail: Specialty--4.9%
Boots Co. plc                                                                229,100            1,948,911
---------------------------------------------------------------------------------------------------------
UBI Soft Entertainment SA(1)                                                  89,590            2,991,410
                                                                                             ------------
                                                                                                4,940,321
---------------------------------------------------------------------------------------------------------
Textile, Apparel & Home Furnishings--0.5%
Bulgari SpA(1)                                                                60,300              468,187
---------------------------------------------------------------------------------------------------------
Consumer Staples--18.3%
---------------------------------------------------------------------------------------------------------
Beverages--0.9%
Aalberts Industries NV(1)                                                     45,200              887,426
---------------------------------------------------------------------------------------------------------
Broadcasting--4.4%
Grupo Televisa SA, Sponsored GDR(1)                                           36,000            1,554,480
---------------------------------------------------------------------------------------------------------
LG Home Shopping, Inc.                                                        38,849            2,324,729
---------------------------------------------------------------------------------------------------------
Sogecable SA(1)                                                               23,900              553,295
                                                                                             ------------
                                                                                                4,432,504
---------------------------------------------------------------------------------------------------------
Entertainment--10.7%
Infogrames Entertainment SA(1)                                               225,140            2,726,319
---------------------------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                             27,300            4,780,520
---------------------------------------------------------------------------------------------------------
Sega Corp.(1)                                                                126,700            2,528,006
---------------------------------------------------------------------------------------------------------
Zee Telefilms Ltd.                                                           271,300              628,176
                                                                                             ------------
                                                                                               10,663,021
---------------------------------------------------------------------------------------------------------
Household Goods--2.3%
Wella AG, Preference, Non-Vtg.                                                45,000            2,319,937
---------------------------------------------------------------------------------------------------------
Energy--1.7%
---------------------------------------------------------------------------------------------------------
Energy Services--1.7%
Expro International Group plc                                                167,500              958,663
---------------------------------------------------------------------------------------------------------
Innogy Holdings plc                                                          264,400              738,831
                                                                                             ------------
                                                                                                1,697,494
---------------------------------------------------------------------------------------------------------
Financial--9.7%
---------------------------------------------------------------------------------------------------------
Banks--2.1%
Julius Baer Holding AG, Cl. B                                                  4,000            1,349,154
---------------------------------------------------------------------------------------------------------
Uniao de Bancos Brasileiros SA (Unibanco), Sponsored ADR                      33,200              740,360
                                                                                             ------------
                                                                                                2,089,514
---------------------------------------------------------------------------------------------------------
Diversified Financial--6.3%
Collins Stewart Ltd.                                                         216,400            1,228,299
---------------------------------------------------------------------------------------------------------
Espirito Santo Financial Group, ADR                                           70,000            1,225,700
---------------------------------------------------------------------------------------------------------
ICICI Ltd., Sponsored ADR                                                    134,500              804,310
---------------------------------------------------------------------------------------------------------
Van der Moolen Holding NV                                                    105,300            3,023,732
                                                                                             ------------
                                                                                                6,282,041


6                   Oppenheimer International Growth Fund/VA

                                                                                             Market Value
                                                                          Shares             See Note 1
---------------------------------------------------------------------------------------------------------
Insurance--1.3%
Axa SA(1)                                                                     51,440         $  1,074,977
---------------------------------------------------------------------------------------------------------
Scor SA                                                                        5,800              182,869
                                                                                             ------------
                                                                                                1,257,846
---------------------------------------------------------------------------------------------------------
Healthcare--15.1%
---------------------------------------------------------------------------------------------------------
Healthcare/Drugs--8.3%
---------------------------------------------------------------------------------------------------------
Biocompatibles International plc(1)                                          334,000              520,131
---------------------------------------------------------------------------------------------------------
Cambridge Antibody Technology Group plc(1)                                    26,600              746,399
---------------------------------------------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd., Sponsored ADR                                  62,100            1,176,795
---------------------------------------------------------------------------------------------------------
Elan Corp. plc, ADR(1)                                                        40,000            1,802,400
---------------------------------------------------------------------------------------------------------
NeuroSearch AS(1)                                                             34,000              521,173
---------------------------------------------------------------------------------------------------------
Nicox SA(1)                                                                   29,550            1,286,097
---------------------------------------------------------------------------------------------------------
Oxford GlycoSciences plc(1)                                                   56,294              532,547
---------------------------------------------------------------------------------------------------------
Pliva d.d., GDR(2)                                                           164,700            1,704,645
                                                                                             ------------
                                                                                                8,290,187
---------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--6.8%
Fresenius AG, Preference(1)                                                   14,000            1,138,109
---------------------------------------------------------------------------------------------------------
Novogen Ltd.(1)                                                              962,000            1,580,757
---------------------------------------------------------------------------------------------------------
Ortivus AB, B Shares(1)                                                      306,500              613,602
---------------------------------------------------------------------------------------------------------
PowderJect Pharmaceuticals plc(1)                                            216,600            1,796,866
---------------------------------------------------------------------------------------------------------
SkyePharma plc(1)                                                          1,906,200            1,699,249
                                                                                             ------------
                                                                                                6,828,583
---------------------------------------------------------------------------------------------------------
Technology--14.2%
---------------------------------------------------------------------------------------------------------
Computer Hardware--0.6%
Oberthur Card Systems SA(1)                                                   75,410              600,948
---------------------------------------------------------------------------------------------------------
Computer Services--2.7%
Alten SA(1)                                                                   35,080              481,023
---------------------------------------------------------------------------------------------------------
Computer Services Solutions Holding NV                                        85,401              509,475
---------------------------------------------------------------------------------------------------------
Magnus Holding NV                                                            172,158              222,270
---------------------------------------------------------------------------------------------------------
Redbus Interhouse plc(1)                                                     210,900               33,457
---------------------------------------------------------------------------------------------------------
Ushio, Inc.                                                                  126,000            1,423,821
                                                                                             ------------
                                                                                                2,670,046
---------------------------------------------------------------------------------------------------------
Computer Software--5.5%
Capcom Co. Ltd.                                                               55,200            1,461,498
---------------------------------------------------------------------------------------------------------
Eidos plc(1)                                                                 282,600              740,333
---------------------------------------------------------------------------------------------------------
Koei Co. Ltd.                                                                 27,860              829,040
---------------------------------------------------------------------------------------------------------
Konami Co. Ltd.                                                               23,500              697,505
---------------------------------------------------------------------------------------------------------
NIIT Ltd.                                                                    190,000              883,803
---------------------------------------------------------------------------------------------------------
Unit 4 Agresso NV(1)                                                         106,300              913,368
                                                                                             ------------
                                                                                                5,525,547

                    Oppenheimer International Growth Fund/VA                   7

                                                                                             Market Value
                                                                          Shares             See Note 1
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Communications Equipment--0.1%
Pace Micro Technology plc(1)                                                  24,400         $    124,291
---------------------------------------------------------------------------------------------------------
Electronics--5.3%
ASM International NV(1)                                                       67,900            1,324,729
---------------------------------------------------------------------------------------------------------
Electrocomponents plc                                                         78,400              611,594
---------------------------------------------------------------------------------------------------------
Hamamatsu Photonics K.K.                                                      68,000            1,556,539
---------------------------------------------------------------------------------------------------------
Hoya Corp.                                                                    11,700              699,000
---------------------------------------------------------------------------------------------------------
Keyence Corp.                                                                  3,900              648,413
---------------------------------------------------------------------------------------------------------
Sony Corp.                                                                     9,857              450,507
                                                                                             ------------
                                                                                                5,290,782
---------------------------------------------------------------------------------------------------------
Utilities--0.5%
---------------------------------------------------------------------------------------------------------
Electric Utilities--0.5%
Nordex AG(1)                                                                  87,392              517,462
                                                                                             ------------
Total Common Stocks (Cost $117,207,508)                                                        99,064,943
=========================================================================================================
Preferred Stocks--1.0%
---------------------------------------------------------------------------------------------------------
Fresenius Medical Care AG, Preferred (Cost $1,058,370)                        21,000              969,325

                                                                          Principal
                                                                          Amount
=========================================================================================================
Repurchase Agreements--1.5%
---------------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 1.55%, dated 12/31/01, to be repurchased at $1,536,132 on 1/2/02, collateralized by U.S.
Treasury Nts., 4.75%-7%, 7/15/06-11/15/08, with a value of
$1,572,970 (Cost $1,536,000)                                              $1,536,000            1,536,000
---------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $119,801,878)                                101.6%         101,570,268
---------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                           (1.6)          (1,635,736)
                                                                          ----------         ------------
Net Assets                                                                     100.0%        $ 99,934,532
                                                                          ==========         ============

1. Non-income-producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $2,142,145 or 2.14% of the Fund's net assets as of December 31, 2001.


8                   Oppenheimer International Growth Fund/VA

--------------------------------------------------------------------------------
Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographical Diversification                        Market Value        Percent
--------------------------------------------------------------------------------
Great Britain                                        $ 20,861,458          20.6%
Japan                                                  16,867,443          16.7
The Netherlands                                        14,553,754          14.3
France                                                 11,422,643          11.2
Germany                                                 8,699,066           8.6
Brazil                                                  4,796,719           4.7
India                                                   4,711,334           4.6
Korea, Republic of (South)                              3,455,611           3.4
Ireland                                                 1,802,400           1.8
Croatia                                                 1,704,645           1.7
Switzerland                                             1,692,902           1.7
Spain                                                   1,674,885           1.6
Australia                                               1,580,757           1.6
Mexico                                                  1,554,480           1.5
United States                                           1,536,000           1.5
Portugal                                                1,225,700           1.2
Italy                                                   1,112,836           1.1
Canada                                                    745,360           0.7
Sweden                                                    613,602           0.6
Denmark                                                   521,173           0.5
Lebanon                                                   437,500           0.4
                                                     ------------         -----
Total                                                $101,570,268         100.0%
                                                     ============         =====

See accompanying Notes to Financial Statements.


                    Oppenheimer International Growth Fund/VA                   9

Statement of Assets and Liabilities  December 31, 2001

=====================================================================================================
Assets
Investments, at value (cost $119,801,878)--see accompanying statement                    $101,570,268
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                             158
-----------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                        204,259
Investments sold                                                                               98,512
Shares of capital stock sold                                                                   18,011
Other                                                                                           2,652
                                                                                         ------------
Total assets                                                                              101,893,860
=====================================================================================================
Liabilities
Bank overdraft                                                                                    461
-----------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                             498
-----------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                                            1,830,166
Investments purchased                                                                          89,914
Shareholder reports                                                                             2,030
Directors' compensation                                                                           202
Distribution and service plan fees                                                                 41
Other                                                                                          36,016
                                                                                         ------------
Total liabilities                                                                           1,959,328
=====================================================================================================
Net Assets                                                                               $ 99,934,532
                                                                                         ============
=====================================================================================================
Composition of Net Assets
Par value of shares of capital stock                                                     $     92,973
-----------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                136,092,023
-----------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                         620,003
-----------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and foreign currency transactions     (18,637,197)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and translation of
assets and liabilities denominated in foreign currencies                                  (18,233,270)
                                                                                         ------------
Net Assets                                                                               $ 99,934,532
                                                                                         ============
=====================================================================================================
Net Asset Value Per Share
Non-Service shares:

Net asset value, redemption price per share and offering price per share (based on
net assets of $99,831,241 and 92,877,181 shares of capital stock outstanding)                   $1.07
-----------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share (based
on net assets of $103,291 and 95,818 shares of capital stock outstanding)                       $1.08

See accompanying Notes to Financial Statements.


10                  Oppenheimer International Growth Fund/VA

Statement of Operations  For the Year Ended December 31, 2001

=====================================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $174,400)                                 $  1,961,156
-----------------------------------------------------------------------------------------------------
Interest                                                                                       92,953
                                                                                         ------------
Total income                                                                                2,054,109
=====================================================================================================
Expenses
Management fees                                                                             1,179,660
-----------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Service shares                                                                                     42
-----------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                    21,253
-----------------------------------------------------------------------------------------------------
Shareholder reports                                                                            10,382
-----------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                   8,187
-----------------------------------------------------------------------------------------------------
Directors' compensation                                                                         2,108
-----------------------------------------------------------------------------------------------------
Other                                                                                          20,914
                                                                                         ------------
Total expenses                                                                              1,242,546
Less reduction to custodian expenses                                                             (604)
                                                                                         ------------
Net expenses                                                                                1,241,942
=====================================================================================================
Net Investment Income                                                                         812,167
-----------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                               (10,606,200)
Foreign currency transactions                                                              (5,040,484)
                                                                                         ------------
Net realized gain (loss)                                                                  (15,646,684)
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                               (13,826,593)
Translation of assets and liabilities denominated in foreign currencies                    (2,901,751)
                                                                                         ------------
Net change                                                                                (16,728,344)
                                                                                         ------------
Net realized and unrealized gain (loss)                                                   (32,375,028)
=====================================================================================================
Net Decrease in Net Assets Resulting from Operations                                     $(31,562,861)
                                                                                         ============

See accompanying Notes to Financial Statements.


                    Oppenheimer International Growth Fund/VA                  11

Statements of Changes in Net Assets

                                                                                      Year Ended December 31,
                                                                                      2001                 2000
=======================================================================================================================
Operations
Net investment income (loss)                                                          $    812,167         $    388,805
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                               (15,646,684)          29,533,847
-----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                   (16,728,344)         (45,921,739)
                                                                                      ------------         ------------
Net increase (decrease) in net assets resulting from operations                        (31,562,861)         (15,999,087)
=======================================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares                                                                          (2,436)          (1,797,509)
Service shares                                                                                  --                   --
-----------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                                     (23,429,756)         (28,230,274)
Service shares                                                                                  --                   --
=======================================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Non-Service shares                                                                       9,925,269           43,582,904
Service shares                                                                             103,291                   --
=======================================================================================================================
Net Assets
Total decrease                                                                         (44,966,493)          (2,443,966)
-----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                    144,901,025          147,344,991
                                                                                      ------------         ------------
End of period [including undistributed (overdistributed) net investment
income of $620,003 and $(7,161), respectively]                                        $ 99,934,532         $144,901,025
                                                                                      ============         ============

See accompanying Notes to Financial Statements.


12                  Oppenheimer International Growth Fund/VA

Financial Highlights

                                                    Year Ended December 31,
Non-Service shares                                  2001             2000          1999            1998            1997
==========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                    $1.74           $2.30         $1.57           $1.36          $1.29
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .01              --(1)         --(1)          .01            .01
Net realized and unrealized gain (loss)                  (.39)           (.11)          .77             .25            .09
--------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations           (.38)           (.11)          .77             .26            .10
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       --(1)         (.03)         (.01)           (.01)          (.01)
Distributions from net realized gain                     (.29)           (.42)         (.03)           (.04)          (.02)
--------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.29)           (.45)         (.04)           (.05)          (.03)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $1.07           $1.74         $2.30           $1.57          $1.36
                                                        =====           =====         =====           =====          =====
==========================================================================================================================
Total Return, at Net Asset Value(2)                    (24.31)%         (9.43)%       50.37%          19.40%          8.11%
==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)             $ 99,831        $144,901      $147,345        $103,404        $82,257
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $117,814        $162,028      $107,403        $ 94,651        $73,318
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                    0.69%           0.24%         0.17%           0.68%          0.72%
Expenses                                                 1.05%           1.17%         1.08%           1.09%(4)       1.12%(4)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    44%             72%          127%             48%            49%

1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                    Oppenheimer International Growth Fund/VA                  13

                                                            Period Ended
Service shares                                              December 31, 2001(1)
================================================================================
Per Share Operating Data
Net asset value, beginning of period                                       $1.22
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                         --(2)
Net realized and unrealized gain (loss)                                     (.14)
--------------------------------------------------------------------------------
Total income (loss) from investment operations                              (.14)
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                          --
Distributions from net realized gain                                          --
--------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders                          --
--------------------------------------------------------------------------------
Net asset value, end of period                                             $1.08
                                                                          ======
================================================================================
Total Return, at Net Asset Value(3)                                       (11.48)%
================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                    $103
--------------------------------------------------------------------------------
Average net assets (in thousands)                                           $ 36
--------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                                       0.28%
Expenses                                                                    1.20%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                       44%

1. For the period from March 19, 2001 (inception of offering) to December 31, 2001.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


14                  Oppenheimer International Growth Fund/VA

Notes to Financial Statements

================================================================================
1. Significant Accounting Policies

Oppenheimer International Growth Fund/VA (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing under normal circumstances, at least 90% of its assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.
         The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                    Oppenheimer International Growth Fund/VA                  15

================================================================================
1. Significant Accounting Policies  (continued)

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

As of December 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

                          Expiring
                          -----------------------------
                            2009            $16,530,049

As of December 31, 2001, the Fund had approximately $2,098,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010. Additionally, the Fund had approximately $9,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2001, amounts have been reclassified to reflect a decrease in undistributed net investment income of $182,567. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


16                  Oppenheimer International Growth Fund/VA

================================================================================
2. Shares of Capital Stock

The Fund has authorized 160 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                     Year Ended December 31, 2001(1)            Year Ended December 31, 2000
                                                     ----------------------------------         --------------------------------
                                                     Shares               Amount                Shares             Amount
--------------------------------------------------------------------------------------------------------------------------------
Non-Service shares
Sold                                                  190,493,161         $ 224,286,344          63,483,684        $ 129,978,876
Dividends and/or distributions reinvested              18,745,753            23,432,192          13,228,098           30,027,783
Redeemed                                             (199,740,358)         (237,793,267)        (57,285,689)        (116,423,755)
                                                     ------------         -------------         -----------        -------------
Net increase (decrease)                                 9,498,556         $   9,925,269          19,426,093        $  43,582,904
                                                     ============         =============         ===========        =============
Service shares
Sold                                                       96,467         $     103,972                  --        $          --
Dividends and/or distributions reinvested                      --                    --                  --                   --
Redeemed                                                     (649)                 (681)                 --                   --
                                                     ------------         -------------         -----------        -------------
Net increase (decrease)                                    95,818         $     103,291                  --        $          --
                                                     ============         =============         ===========        =============

1. For the year ended December 31, 2001, for Non-Service shares and for the period from March 19, 2001 (inception of offering) to December 31, 2001, for Service shares.

================================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were $51,238,452 and $58,590,866, respectively.

As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $119,801,878 was:

        Gross unrealized appreciation                $ 8,106,334
        Gross unrealized depreciation                (26,337,944)
                                                     -----------
        Net unrealized appreciation (depreciation)  $(18,231,610)
                                                    ============

================================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 1.00% of the first $250 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $250 million. The Fund's management fee for the year ended December 31, 2001, was an annualized rate of 1.00%.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
         OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of funds offered in variable annuity separate accounts, effective January 1, 2001. This undertaking may be amended or withdrawn at any time.


                    Oppenheimer International Growth Fund/VA                  17

================================================================================
4. Fees and Other Transactions with Affiliates  (continued)

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc., the Distributor, for distribution-related services for the Fund's Service shares. Although the plan allows for payment to be made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund, that rate is currently reduced to 0.15%. The Board of Directors may increase that rate to no more than 0.25% per annum, without notification in advance. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee.

================================================================================
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
         The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
         The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

                                             Expiration      Contract            Valuation as of     Unrealized      Unrealized
Contract Description                         Dates           Amount (000s)       December 31, 2001   Appreciation    Depreciation
---------------------------------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
British Pound Sterling (GBP)                 1/2/02          20  GBP             $28,798             $15                     $ --
                                                                                                     ----                    ----
Contracts to Sell
-----------------
Euro (EUR)                                   1/2/02          51  EUR              45,259               --                     498
                                                                                                     ----                    ----
Total Unrealized Appreciation and Depreciation                                                       $158                    $498
                                                                                                     ====                    ====


18                  Oppenheimer International Growth Fund/VA

Independent Auditors' Report

================================================================================
The Board of Directors and Shareholders of Oppenheimer International Growth Fund/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund/VA (which is a series of Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund/VA as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
January 23, 2002


                    Oppenheimer International Growth Fund/VA                  19

Federal Income Tax Information  (Unaudited)

================================================================================
In early 2002 shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
         Dividends and distributions of $0.2886 per share were paid to Non-Service shareholders, on March 16, 2001, of which $0.1214 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
         None of the dividends paid by the Fund during the year ended December 31, 2001, are eligible for the corporate dividend-received deduction.
         The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


20                  Oppenheimer International Growth Fund/VA

Directors and Officers

====================================================================================================================================
Directors and Officers                     James C. Swain, Director, CEO and Chairman of the Board
                                           John V. Murphy, President
                                           William L. Armstrong, Director
                                           Robert G. Avis, Director
                                           Jon S. Fossel, Director
                                           Sam Freedman, Director
                                           C. Howard Kast, Director
                                           Robert M. Kirchner, Director
                                           George Evans, Vice President
                                           Robert G. Zack, Vice President and Secretary
                                           Brian W. Wixted, Treasurer
                                           Robert J. Bishop, Assistant Treasurer
                                           Scott T. Farrar, Assistant Treasurer
                                           Katherine P. Feld, Assistant Secretary
                                           Kathleen T. Ives, Assistant Secretary
                                           Denis R. Molleur, Assistant Secretary
====================================================================================================================================
Directors
------------------------------------------------------------------------------------------------------------------------------------
Name, Address,(1) Age, Position(s) Held
with Fund and Length of Time Served(2)     Principal Occupation(s) During Past Five Years and Other Directorships Held by Director
------------------------------------------------------------------------------------------------------------------------------------
James C. Swain, Chairman,                  Formerly Vice Chairman of OppenheimerFunds, Inc. (the "Manager") (September 1988-
Chief Executive Officer and Director       January 2, 2002); President and a director of Centennial Asset Management Corporation,
(since 1992). Age: 68                      a wholly owned subsidiary of the Manager and Chairman of the Board of Shareholder
                                           Services, Inc., a transfer agent subsidiary of the Manager.
------------------------------------------------------------------------------------------------------------------------------------
William L. Armstrong,                      Chairman of the following private mortgage banking companies: Cherry Creek Mortgage
Director (since 1999). Age: 64             Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso
                                           Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997);
                                           Chairman of the following private companies: Great Frontier Insurance (insurance agency) (since 1995) and Ambassador Media Corporation (since 1984); Director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company)
                                           (since 1991).
                                                    Formerly Director of International Family Entertainment (television channel) (1992-1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency)
                                           (1995-June 1999); formerly U.S. Senator (January 1979-January 1991).
------------------------------------------------------------------------------------------------------------------------------------
Robert G. Avis, Director (since 1993).     Formerly (until February 2001) Director and President of A.G. Edwards Capital, Inc.
Age: 70                                    (General Partner of private equity funds); formerly (until March 2000) Chairman,
                                           President and Chief Executive Officer of A.G. Edwards Capital, Inc.; formerly
                                           (until March 1999) Vice Chairman and Director of A.G. Edwards, Inc. and Vice
                                           Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary);
                                           formerly (until March 1999) Chairman of A.G. Edwards Trust Company and A.G.E.
                                           Asset Management (investment advisor).
------------------------------------------------------------------------------------------------------------------------------------
Jon S. Fossel, Director (since 1992).      Formerly (until October 1996) Chairman and a director of the Manager; President and a
Age: 59                                    director of Oppenheimer Acquisition Corp., Shareholder Services, Inc. and Shareholder
                                           Financial Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Sam Freedman, Director (since 1996).       Formerly (until October 1994) Chairman and Chief Executive Officer of OppenheimerFunds
Age: 61                                    Services; Chairman, Chief Executive Officer and a Director of Shareholder Services,
                                           Inc.; Chairman, Chief Executive Officer and Director of Shareholder Financial
                                           Services, Inc.; Vice President and Director of Oppenheimer Acquisition Corp. and
                                           a director of OppenheimerFunds, Inc.


                    Oppenheimer International Growth Fund/VA                  21

------------------------------------------------------------------------------------------------------------------------------------
C. Howard Kast, Director (since 1992).     Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).
Age: 80
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Kirchner, Director (since 1992). President of The Kirchner Company (management consultants).
Age: 80
====================================================================================================================================
Officers
------------------------------------------------------------------------------------------------------------------------------------
John V. Murphy,3 President (since 2001).   Chairman, Chief Executive Officer and Director (since June 30, 2001) and President
Age: 52                                    (since September 2000) of OppenheimerFunds, Inc. (the "Manager"); President and a
                                           trustee of other Oppenheimer funds; President and a director (since July 2001) of
                                           Oppenheimer Acquisition Corp., the Manager's parent holding company, and of
                                           Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the
                                           Manager; Chairman and a director (since July 2001) of Shareholder Services, Inc.
                                           and of Shareholder Financial Services, Inc., transfer agent subsidiaries of the
                                           Manager; President and a director (since July 2001) of OppenheimerFunds Legacy
                                           Program, a charitable trust program established by the Manager; a director of the following investment advisory subsidiaries of the Manager: OAM
                                           Institutional, Inc. and Centennial Asset Management Corporation (since November
                                           2001), HarbourView Asset Management Corporation and OFI Private Investments,
                                           Inc. (since July 2002); President (since November 2001) and a director (since
                                           July 2001) of Oppenheimer Real Asset Management, Inc., an investment advisor subsidiary of the Manager; a director (since November 2001) of Trinity
                                           Investment Management Corp. and Tremont Advisors, Inc., investment advisory affiliates of the Manager.
                                                    Executive Vice President (since February 1997) of Massachusetts Mutual
                                           Life Insurance Company, the Manager's parent company; a director (since June
                                           1995) of DBL Acquisition Corporation; formerly Chief Operating Officer (from
                                           September 2000 to June 2001) of the Manager; President and trustee (from
                                           November 1999 to November 2001) of MML Series Investment Fund and MassMutual
                                           Institutional Funds, open-end investment companies; a director (from September
                                           1999 to August 2000) of C.M. Life Insurance Company; President, Chief Executive
                                           Officer and Director (from September 1999 to August 2000) of MML Bay State Life
                                           Insurance Company; a director (from June 1989 to June 1998) of Emerald Isle
                                           Bancorp and Hibernia Savings Bank, wholly owned subsidiary of Emerald Isle
                                           Bancorp; Executive Vice President, Director and Chief Operating Officer (from
                                           June 1995 to January 1997) of David L. Babson & Co., Inc., an investment advisor; Chief Operating Officer (from March 1993 to December 1996) of Concert
                                           Capital Management, Inc., an investment advisor.
------------------------------------------------------------------------------------------------------------------------------------
George Evans, Vice President and Portfolio Vice President of the Manager (since October 1993) and of HarbourView Asset
Manager of Oppenheimer International       Management Corporation (since July 1994); an officer and portfolio manager of other
Growth Fund/VA (since 1993). Age: 42       Oppenheimer funds.
------------------------------------------------------------------------------------------------------------------------------------
Robert G. Zack, Vice President and         Senior Vice President (since May 1985) and Acting General Counsel (since November
Secretary (since 2001). Age: 53            2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (since May
                                           1985), Shareholder Financial Services, Inc. (since November 1989); OppenheimerFunds
                                           International Ltd. and Oppenheimer Millennium Fund plc (since October 1997); an officer of other Oppenheimer funds. Formerly Associate General Counsel (May 1981-November 2001).
------------------------------------------------------------------------------------------------------------------------------------
Brian W. Wixted, Treasurer (since 1999).   Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since
Age: 42                                    March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc.,
                                           Oppenheimer Real Asset Management Corporation, Shareholder Financial Services,
                                           Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments Inc.
                                           (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer
                                           Millennium Funds plc (since May 2000); Treasurer and Chief Financial Officer
                                           (since May 2000) of Oppenheimer Trust Company; Assistant Treasurer (since March
                                           1999) of Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds;
                                           formerly Principal and Chief Operating Officer, Bankers Trust Company--Mutual
                                           Fund Services Division (March 1995-March 1999); Vice President and Chief
                                           Financial Officer of CS First Boston Investment Management Corp. (September
                                           1991-March 1995).


22                  Oppenheimer International Growth Fund/VA

------------------------------------------------------------------------------------------------------------------------------------
Robert J. Bishop, Assistant Treasurer      Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of
(since 1996). Age: 43                      other Oppenheimer funds; formerly an assistant vice president of the Manager/Mutual
                                           Fund Accounting (April 1994-May 1996) and a fund controller of the Manager.
------------------------------------------------------------------------------------------------------------------------------------
Scott T. Farrar, Assistant Treasurer       Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant
(since 1996). Age: 36                      Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other
                                           Oppenheimer Funds; formerly an assistant vice president of the Manager/Mutual
                                           Fund Accounting (April 1994-May 1996) and a fund controller of the Manager.
------------------------------------------------------------------------------------------------------------------------------------
Katherine P. Feld, Assistant Secretary     Vice President and Senior Counsel of the Manager (since July 1999); Vice President of
(since 2001). Age: 43                      OppenheimerFunds Distributor, Inc. (since June 1990); an officer of other Oppenheimer funds; formerly a Vice President and Associate Counsel of the Manager (June 1990-
                                           July 1999).
------------------------------------------------------------------------------------------------------------------------------------
Kathleen T. Ives, Assistant Secretary      Vice President and Assistant Counsel of the Manager (since June 1998); an officer of
other (since 2001). Age: 36                Oppenheimer funds; formerly an assistant vice president and Assistant Counsel of the
                                           Manager (August 1994-August 1997).
------------------------------------------------------------------------------------------------------------------------------------
Denis R. Molleur, Assistant Secretary      Vice President and Senior Counsel of the Manager (since July 1999); an officer of other
(since 2001). Age: 44                      Oppenheimer funds; formerly a vice president and Associate Counsel of the Manager
                                           (September 1991-July 1999).

The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge upon request. Each Director is also a Director, Trustee or Managing General Partner of 40 other portfolios in the OppenheimerFunds' complex except as follows:

Messrs. Armstrong and Fossel (40 portfolios).

1. The address of each Director and Officer is 6803 S. Tucson Way, Englewood, CO 80112-3924, except as follows. The address for the following Officers is 498 Seventh Avenue, New York, NY 10018: Messrs. Murphy, Evans, Zack and Molleur, and Ms. Feld.

2. Each Director and Officer serves for an indefinite term, until his or her resignation, death or removal.

3. John V. Murphy is an "interested person" of the Fund (as defined in the Investment Company Act of 1940), by virtue of his positions as an officer and director of the Fund's Manager, and as a shareholder of its parent company.


                    Oppenheimer International Growth Fund/VA                  23

Oppenheimer International Growth Fund/VA
A Series of Panorama Series Fund, Inc.

Investment Advisor                         OppenheimerFunds, Inc.
==========================================================================================================================
Distributor                                OppenheimerFunds Distributor, Inc.
==========================================================================================================================
Transfer Agent                             OppenheimerFunds Services
==========================================================================================================================
Custodian of Portfolio Securities          The Bank of New York
==========================================================================================================================
Independent Auditors                       Deloitte & Touche LLP
==========================================================================================================================
Legal Counsel                              Myer, Swanson, Adams & Wolf, P.C.

                                           For more complete information about Oppenheimer International Growth Fund/VA, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.

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